[LOGO] Merrill Lynch   Investment Managers

Annual Report
June 30, 2002

Apex
Municipal Fund,
Inc.

www.mlim.ml.com

APEX MUNICIPAL FUND, INC.

Managed Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

Proxy Results

During the six-month period ended June 30, 2002, Apex Municipal Fund, Inc.'s shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 8, 2002. A description of the proposal and number of shares voted are as follows:

-------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted   Shares Withheld
                                                                                   For          From Voting
-------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors as follows:  Class I:
                                                         Terry K. Glenn         17,553,638        507,551
                                                         Roberta Cooper Ramo    17,516,061        545,128
                                                       Class II:
                                                         James H. Bodurtha      17,509,631        551,558
                                                         Herbert I. London      17,503,519        557,670
                                                         Stephen B. Swensrud    17,501,424        559,765
                                                       Class III:
                                                         Andre F. Perold        17,505,259        555,930
                                                         Melvin R. Seiden       17,499,296        561,893
-------------------------------------------------------------------------------------------------------------

                                        Apex Municipal Fund, Inc., June 30, 2002

DEAR SHAREHOLDER

For the year ended June 30, 2002, Apex Municipal Fund, Inc. earned $0.562 per share income dividends, which included earned and unpaid dividends of $0.044. This represents a net annualized yield of 6.08%, based on a year-end net asset value of $9.24 per share. Over the same period, the Fund's total investment return was +4.31%, based on a change in per share net asset value from $9.45 to $9.24 and assuming reinvestment of $0.567 per share income dividends. For the six-month period ended June 30, 2002, the Fund's total investment return was +4.56%, based on a change in per share net asset value from $9.13 to $9.24, and assuming reinvestment of $0.280 per share income dividends.

The Municipal Market Environment

During the six months ended June 30, 2002, the direction of long-term fixed income interest rates was driven as much by volatile U.S. equity markets and continued worldwide political tensions as by economic fundamentals. In early 2002, economic indicators were mixed, signaling some strength in consumer spending and housing-related industries but with continued declines in manufacturing employment. Interest rates remained in a narrow but volatile range as weak U.S. equity markets generally supported fixed income products. By the end of January 2002, the Federal Reserve Board ended its series of short-term interest rate reductions by maintaining its overnight rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while U.S. economic activity was beginning to strengthen, earlier weakness could easily resume should consumer spending falter. In recent months, however, the index of leading economic indicators has generally risen, suggesting that economic activity is likely to expand later this year. In its final revision, fourth quarter U.S. gross domestic product growth was revised higher to 1.7%, signaling improving economic conditions relative to earlier in 2001. By the end of February 2002, long-term U.S. Treasury bond yields stood at 5.42%.

In early March, a number of economic indicators, including surging existing home sales, solid consumer spending and positive nonfarm payroll growth following several months of job losses, suggested U.S. economic activity was continuing to strengthen. Also, in Congressional testimony, Federal Reserve Board Chairman Alan Greenspan was cautiously optimistic regarding future U.S. economic growth noting, while any increase in activity was likely to be moderate, "an economic expansion (was) well underway." These factors combined to push U.S. equity prices higher and bond prices sharply lower in expectation of a reversal of the Federal Reserve Board actions taken during the past 15 months. By the end of March 2002, long-term U.S. Treasury bond yields stood at 5.80%, their highest level in more than 18 months.

During the past few months, however, bond yields reversed their course to move sharply lower. First quarter 2002 gross domestic product activity was recently finalized at 6.1%, considerably above the level of economic growth seen in late 2001. A number of economic indicators, such as housing activity, consumer spending and recent employment trends have pointed to, at least, a moderate economic recovery for the remainder of 2002. Steady, dramatic declines in U.S. equity markets have led the majority of investors to conclude that the Federal Reserve Board is now unlikely to raise short-term interest rates for the remainder of 2002. U.S. Treasury issue prices were also boosted by erupting Middle East and India/Pakistan conflicts that led many international investors to seek the safe haven of U.S. Treasury securities. By the end of June 2002, long-term U.S. Treasury bond yields had declined to 5.50%. Over the last six months, long-term U.S. Treasury bond yields rose approximately 5 basis points (0.05%).

Municipal bond prices displayed a pattern similar to their taxable counterparts during the six-month period ended June 30, 2002. In early 2002, tax-exempt bond yields traded in a relatively narrow range as an increasingly positive technical position supported existing municipal bond prices. In March, however, increased economic activity and associated concerns regarding near-term Federal Reserve Board actions also pushed tax-exempt bond prices lower. By late March, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose to 5.67%, their highest level in more than a year. During the last three months, tax-exempt bond yields generally declined largely in response to the positive fixed income environment engendered by falling equity valuations. The municipal bond market's recent price advances also have been bolstered by the continued improvement in the tax-exempt market's technical position. Despite sizable advances in the rate of new municipal bond issuance, investor demand has increased in recent months, allowing tax-exempt bond prices to rise. For the six-month period ended June 30, 2002, long-term municipal revenue bond yields stood at 5.41%, a decline of almost 20 basis points.

Solid investment demand during the past six months has allowed the tax-exempt market to outperform its taxable counterpart in recent months. Reports stated that thus far in 2002 municipal bond fund net cash flows remained very strong exceeding $5.9 billion, up more than 40% compared to the same period in 2001. Additionally, in January and February 2002, investors received almost $50 billion in investment proceeds from coupon income, bond maturities and early redemptions. Given the recent weakness in U.S. equity markets, much of this money was likely reinvested in tax-exempt products. Perhaps, more importantly, short-term municipal interest rates continued to move lower in response to Federal Reserve Board actions. In reaction to the Federal Reserve Board interest rate reductions, short-term municipal interest rates declined to the 1% - 1.5% range. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. Also, analysts forecast that investors will receive approximately an additional $75 billion during June -- August 2002 from bond maturities, proceeds from early bond redemptions and coupon income. Given the lack of strong investment alternatives, it is likely that this money will continue to support the municipal bond market's currently strong technical environment.

Interest rates are likely to remain near current levels as U.S. economic conditions are expected to remain relatively weak. However, going forward, business activity is likely to accelerate, perhaps significantly. Federal aid packages in response to the September 11, 2001 attacks in New York City and Washington, DC were sizable. Airline assistance packages, involving Federal grants and loan guarantees, also were substantial and are likely to continue. The military response to the initial terrorist attacks and ongoing military presence in the Middle East will continue to require significant increases in Defense Department spending. Eventually, this increased governmental spending should result in accelerated U.S. economic activity, especially in the construction and defense industries. This governmental stimulus, in conjunction with the monetary actions taken by the Federal Reserve Board, can be expected to generate significant increases in U.S. gross domestic product growth some time later in 2002.

As inflationary pressures are expected to remain well contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that has supported the tax-exempt bond market's performance for much of this year can be expected to continue, any potential increases in municipal bond yields can also be expected to be limited.

Portfolio Strategy

During the 12 months ended June 30, 2002, the high-yield municipal bond market was characterized by general improvement in relative valuation across a wide range of disparate credit sectors ranging from health care to various cyclical industrials. Perhaps the most glaring exception was the airline sector, which suffered significant price erosion in the aftermath of the terrorist attacks of September 11, 2001. Widespread losses in the steel industry, along with revelations concerning fraudulent accounting and energy trading practices in the investor-owned utility industry have also pressured valuations for related securities. Nevertheless, the overall picture conveys an impression of recovery from depressed levels that prevailed throughout 1999 and 2000. To a degree, this was a reflection of


                                     2 & 3

                                        Apex Municipal Fund, Inc., June 30, 2002

developments in the taxable corporate bond market where credit spreads narrowed considerably since the Federal Reserve Board embarked on its campaign of monetary policy accommodation beginning in January 2001. In addition, the municipal market in particular benefited from improved cash flows as investors were drawn to the relative stability and predictability of recent bond market returns.

Despite lower performance during the first six months of the Fund's fiscal year, the Fund has experienced more favorable results in the last few months as contributions from a diverse group of current holdings demonstrated the broad-based nature of the improvement in credit spreads. Specifically, the Fund's exposure in the airline sector recovered substantially from losses incurred last fall, providing a welcome lift to relative performance since the beginning of January 2002.

Our portfolio strategy continued to reflect our efforts to utilize analytical resources as a means to discover undervalued investment opportunities in the marketplace. This resulted in sector concentrations that included health care and transportation, while increasing exposure to infrastructure-related tax-backed financing for residential communities during the period. Future activity will likely reflect measures designed to further diversify portfolio holdings within the context of desired sector concentrations. In the past, significant exposure to individual credits has occasionally contributed to heightened levels of volatility in the Fund's total return. By achieving greater diversification, we believe the Fund's returns should exhibit less volatility, as individual credit developments are less likely to significantly impact overall performance.

In Conclusion

We appreciate your ongoing interest in Apex Municipal Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/  Terry K. Glenn

Terry K. Glenn
President


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager


August 7, 2002


SCHEDULE OF INVESTMENTS                                           (in Thousands)

                      S&P      Moody's    Face
STATE                 Ratings  Ratings    Amount    Issue                                                                     Value
====================================================================================================================================
Alabama--0.6%         B        NR*       $ 1,000    Brewton, Alabama, IDB, PCR, Refunding (Container Corporation of
                                                    America--Jefferson Smurfit Corp. Project), 8% due 4/01/2009             $  1,011
====================================================================================================================================
Alaska--1.1%          NR*      NR*         2,000    Alaska Industrial Development and Export Authority Revenue Bonds
                                                    (Williams Lynxs Alaska Cargoport), AMT, 8% due 5/01/2023                   2,030
====================================================================================================================================
Arizona--2.7%         NR*      NR*         1,505    Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds (Sun
                                                    King Apartments Project), Sub-Series C, 9.50% due 11/01/2031               1,535
                      NR*      Caa2        4,000    Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                                    (America West Airlines Inc. Project), AMT, 6.30% due 4/01/2023             1,775
                      B+       Ba3         1,585    Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds
                                                    (Tucson Electric Power Company Project), Series C, 6% due 9/01/2029        1,499
====================================================================================================================================
Colorado--5.5%        NR*      Baa2        3,000    Denver, Colorado, Urban Renewal Authority, Tax Increment Revenue
                                                    Bonds (Pavilions), AMT, 7.75% due 9/01/2016                                3,205
                      NR*      NR*         2,800    Elk Valley, Colorado, Public Improvement Revenue Bonds (Public
                                                    Improvement Fee), Series A, 7.30% due 9/01/2022                            2,725
                      NR*      NR*         1,640    Lincoln Park, Colorado, Metropolitan District, GO, Refunding,
                                                    7.75% due 12/01/2026                                                       1,648
                      NR*      NR*         1,235    North Range, Colorado, Metropolitan District Number 1, GO, 7.25%
                                                    due 12/15/2031                                                             1,203
                      BB+      Ba1         1,145    Northwest Parkway, Colorado, Public Highway Authority Revenue Bonds,
                                                    First Tier, Sub-Series D, 7.125% due 6/15/2041                             1,175
====================================================================================================================================
Connecticut--0.7%     NR*      B1          1,305    New Haven, Connecticut, Facility Revenue Bonds (Hill Health
                                                    Corporation Project), 9.25% due 5/01/2017                                  1,335
====================================================================================================================================
Florida--12.0%        NR*      NR*           920    Arbor Greene Community Development District, Florida, Special
                                                    Assessment Revenue Bonds, 7.60% due 5/01/2018                                973
                      NR*      NR*         1,370    Bonnet Creek Resort, Florida, Community Development District,
                                                    Special Assessment Revenue Bonds, 7.50% due 5/01/2034                      1,368
                      NR*      NR*         1,175    Capital Projects Finance Authority, Florida, Continuing Care
                                                    Retirement Revenue Bonds (Glenridge on Palmer Ranch), Series A,
                                                    8% due 6/01/2032                                                           1,159
                      NR*      NR*         2,500    Hillsborough County, Florida, IDA, Exempt Facilities Revenue Bonds
                                                    (National Gypsum), AMT, Series A, 7.125% due 4/01/2030                     2,257
                      A1+      VMIG1@      4,400    Jacksonville, Florida, Electric Authority, Electric System Revenue
                                                    Bonds, VRDN, Series C, 1.85% due 10/01/2030 (c)                            4,400

Portfolio Abbreviations

To simplify the listings of Apex Municipal Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
EDA     Economic Development Authority
GO      General Obligation Bonds
IDA     Industrial Development Authority
IDB     Industrial Development Board
IDR     Industrial Development Revenue Bonds
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
VRDN    Variable Rate Demand Notes


                                     4 & 5

                                        Apex Municipal Fund, Inc., June 30, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                      S&P      Moody's    Face
STATE                 Ratings  Ratings    Amount    Issue                                                                     Value
====================================================================================================================================
Florida               NR*      NR*        $  925    Lakewood Ranch, Florida, Community Development District Number 5,
(concluded)                                         Special Assessment Revenue Refunding Bonds, Series A, 6.70%
                                                    due 5/01/2031                                                            $   919
                      NR*      NR*         3,100    Lee County, Florida, IDA, Health Care Facilities Revenue Bonds
                                                    (Cypress Cove Healthpark), Series A, 6.375% due 10/01/2025                 2,803
                      NR*      NR*         1,650    Orlando, Florida, Urban Community Development District, Capital
                                                    Improvement Special Assessment Bonds, Series A, 6.95% due 5/01/2033        1,627
                      NR*      NR*         3,580    Parkway Center, Florida, Community Development District Special
                                                    Assessment Refunding Bonds, Series B, 8% due 5/01/2010                     2,976
                      NR*      NR*         3,125    Tampa Palms, Florida, Open Space and Transportation Community
                                                    Development District Revenue Bonds, Capital Improvement (Richmond
                                                    Place Project), 7.50% due 5/01/2018                                        3,290
====================================================================================================================================
Georgia--3.7%         NR*      NR*         2,000    Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic Station
                                                    Project), 7.90% due 12/01/2024                                             2,001
                      NR*      NR*         3,680    Atlanta, Georgia, Urban Residential Finance Authority, M/F Mortgage
                                                    Revenue Bonds (Northside Plaza Apartments Project), AMT, 9.75%
                                                    due 11/01/2020                                                             3,753
                      BBB-     Ba1         1,000    Effingham County, Georgia, IDA, PCR, Refunding (Georgia Pacific
                                                    Corporation Project), 6.50% due 6/01/2031                                    924
====================================================================================================================================
Idaho--0.8%           NR*      NR*         1,470    Idaho Health Facilities Authority, Revenue Refunding Bonds (Valley
                                                    Vista Care Corporation), Series A, 7.75% due 11/15/2016                    1,497
====================================================================================================================================
Illinois--3.8%        NR*      Caa1        1,000    Chicago, Illinois, O'Hare International Airport, Special Facility
                                                    Revenue Bonds (United Airlines Project), AMT, Series A-2, 6.375%
                                                    due 11/01/2035                                                               503
                      BB-      B1          3,000    Chicago, Illinois, O'Hare International Airport, Special Facility
                                                    Revenue Refunding Bonds (American Airlines Inc. Project), 8.20%
                                                    due 12/01/2024                                                             2,946
                      NR*      NR*         3,190    Illinois Development Finance Authority Revenue Bonds (Primary Health
                                                    Care Centers Facilities Acquisition Program), 7.75% due 12/01/2016         3,429
====================================================================================================================================
Indiana--2.5%         NR*      NR*         2,600    Indiana State Educational Facilities Authority, Revenue Refunding
                                                    Bonds (Saint Joseph's College Project), 7% due 10/01/2029                  2,707
                      NR*      NR*         1,925    Indianapolis, Indiana, M/F Revenue Bonds (Lake Nora Fox Club
                                                    Project), Series B, 7.50% due 10/01/2029                                   1,873
====================================================================================================================================
Iowa--6.6%            NR*      NR*        10,000    Iowa Finance Authority, Health Care Facilities Revenue Refunding
                                                    Bonds (Care Initiatives Project), 9.25% due 7/01/2025                     11,858
====================================================================================================================================
Louisiana--3.1%       BB-      NR*         5,500    Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                                    Company Project), 7.50% due 7/01/2013                                      5,634
====================================================================================================================================
Maryland--2.0%        NR*      NR*         1,875    Anne Arundel County, Maryland, Special Obligation Revenue Bonds
                                                    (Arundel Mills Project), 7.10% due 7/01/2029                               2,015
                      NR*      NR*         1,500    Maryland State Energy Financing Administration, Limited Obligation
                                                    Revenue Bonds (Cogeneration--AES Warrior Run), AMT, 7.40% due
                                                    9/01/2019                                                                  1,541
====================================================================================================================================
Massachusetts--3.6%   BBB      NR*           825    Massachusetts State Development Finance Agency, Resource Recovery
                                                    Revenue Bonds (Ogden Haverhill Associates), AMT, Series A, 6.70%
                                                    due 12/01/2014                                                               751
                                                    Massachusetts State Development Finance Agency, Revenue Refunding
                                                    Bonds (Eastern Nazarine College):
                      BBB-     NR*         1,220      5.625% due 4/01/2029                                                       916
                      BBB-     NR*           245      5.625% due 4/01/2019                                                       195
                      NR*      Ba2         3,000    Massachusetts State Health and Educational Facilities Authority,
                                                    Revenue Refunding Bonds (Bay Cove Human Services Issue),
                                                    Series A, 5.90% due 4/01/2028                                              2,539
                      NR*      NR*         1,700    Massachusetts State Industrial Finance Agency Revenue Bonds, Sewer
                                                    Facility (Resource Control Composting), AMT, 9.25% due 6/01/2010           1,715
                      BBB      NR*           500    Massachusetts State Industrial Financial Agency, Resource Recovery
                                                    Revenue Refunding Bonds (Ogden Haverhill Project), AMT, Series A,
                                                    5.60% due 12/01/2019                                                         391
====================================================================================================================================
Michigan--0.5%        BBB-     Baa3        1,000    Michigan State Hospital Finance Authority, Revenue Refunding
                                                    Bonds (Detroit Medical Center Obligation Group), Series A,
                                                    6.50% due 8/15/2018                                                          983
====================================================================================================================================
Minnesota--1.8%       NR*      NR*         3,180    Anoka, Minnesota, M/F Housing Revenue Bonds (Rainbow Plaza
                                                    Apartments Project), 9.375% due 12/01/2024                                 3,208
====================================================================================================================================
Missouri--0.8%        NR*      NR*         1,200    Fenton, Missouri, Tax Increment Revenue Refunding and Improvement
                                                    Bonds (Gravois Bluffs), 7% due 10/01/2021                                  1,224
                      A1+      VMIG1@        200    Missouri Development Finance Board, Cultural Facilities Revenue Bonds
                                                    (Nelson Gallery Foundation), VRDN, Series B, 1.85% due 12/01/2031 (c)        200
====================================================================================================================================
Nevada--1.2%          BBB      Baa2        2,500    Henderson, Nevada, Health Care Facility Revenue Bonds (Catholic
                                                    Healthcare West--Saint Rose Dominican Hospital), 5.375% due 7/01/2026      2,188
====================================================================================================================================
New Jersey--12.6%                                   Camden County, New Jersey, Improvement Authority, Lease Revenue Bonds
                                                    (Holt Hauling & Warehousing), AMT, Series A (d):
                      NR*      NR*         2,000       9.625% due 1/01/2011                                                    1,515
                      NR*      NR*         4,500       9.875% due 1/01/2021                                                    3,409
                      CCC      B2          6,000    Camden County, New Jersey, Pollution Control Financing Authority,
                                                    Solid Waste Resource Recovery Revenue Refunding Bonds, AMT, Series A,
                                                    7.50% due 12/01/2010                                                       6,000
                      BBB-     NR*         1,500    New Jersey EDA, First Mortgage Revenue Bonds (Fellowship Village),
                                                    Series C, 5.50% due 1/01/2028                                              1,368
                      NR*      Ba3         1,500    New Jersey EDA, IDR, Refunding (Newark Airport Marriott Hotel),
                                                    7% due 10/01/2014                                                          1,516
                                                    New Jersey EDA, Retirement Community Revenue Bonds, Series A:
                      NR*      NR*         1,000      (Cedar Crest Village Inc. Facility), 7.25% due 11/15/2031                  986
                      NR*      NR*         3,700      (Seabrook Village Inc.), 8.125% due 11/15/2023                           3,880
                      B+       B3          3,050    New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines
                                                    Inc. Project), AMT, 6.625% due 9/15/2012                                   2,821
                      NR*      Baa1        1,410    New Jersey Health Care Facilities Financing Authority Revenue Bonds
                                                    (South Jersey Hospital), 6% due 7/01/2026                                  1,406
====================================================================================================================================
New Mexico--2.8%      B+       Ba3         5,000    Farmington, New Mexico, PCR, Refunding (Tucson Electric Power Co.--
                                                    San Juan Project), Series A, 6.95% due 10/01/2020                          5,092
====================================================================================================================================
New York--2.1%        BBB-     Ba2         1,730    New York City, New York, City IDA, Special Facility Revenue Bonds
                                                    (British Airways PLC Project), AMT, 7.625% due 12/01/2032                  1,679
                                                    Utica, New York, GO, Public Improvement:
                      BB       Ba1           700      9.25% due 8/15/2004                                                        750
                      BB       Ba1           700      9.25% due 8/15/2005                                                        770
                      BB       Ba1           635      9.25% due 8/15/2006                                                        715
====================================================================================================================================


                                     6 & 7

                                        Apex Municipal Fund, Inc., June 30, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                      S&P      Moody's    Face
STATE                 Ratings  Ratings    Amount    Issue                                                                     Value
====================================================================================================================================
North Carolina--0.9%  NR*      NR*       $ 1,600    North Carolina Medical Care Commission, Health Care Facilities,
                                                    First Mortgage Revenue Refunding Bonds (Presbyterian Homes
                                                    Project), 7% due 10/01/2031                                             $  1,669
====================================================================================================================================
Ohio--1.4%            B+       B3          3,135    Cleveland, Ohio, Airport Special Revenue Refunding Bonds
                                                    (Continental Airlines Inc. Project), AMT, 5.70% due 12/01/2019             2,463
====================================================================================================================================
Oregon--0.6%          NR*      NR*         1,000    Western Generation Agency, Oregon, Cogeneration Project Revenue Bonds
                                                    (Wauna Cogeneration Project), AMT, Series B, 7.40% due 1/01/2016           1,028
====================================================================================================================================
Pennsylvania--8.3%    NR*      NR*           750    Blair County, Pennsylvania, IDA, Revenue Bonds (Village of
                                                    Pennsylvania State Project), Series A, 7% due 1/01/2034                      750
                      NR*      Ba2         2,000    Lehigh County, Pennsylvania, General Purpose Authority, Revenue
                                                    Refunding Bonds (Kidspeace Obligation Group), 6% due 11/01/2023            1,768
                                                    Montgomery County, Pennsylvania, Higher Education and Health
                                                    Authority, Revenue Refunding Bonds (Faulkeways at Gwynedd Project):
                      BBB+     NR*           900      6.75% due 11/15/2024                                                       942
                      BBB+     NR*           925      6.75% due 11/15/2030                                                       961
                      AAA      Aaa         2,000    Pennsylvania State Higher Education Assistance Agency, Student Loan
                                                    Revenue Bonds, AMT, RIB, 6.173% due 3/01/2022 (a)(b)                       2,088
                                                    Philadelphia, Pennsylvania, Authority for IDR, AMT:
                      NR*      Ba1         1,600      (Air Cargo), Series A, 7.50% due 1/01/2025                               1,597
                      NR*      NR*         5,500      Commercial Development, 7.75% due 12/01/2017                             5,674
                      A1+      VMIG1@      1,200    Philadelphia, Pennsylvania, Hospitals and Higher Education
                                                    Facilities Authority, Hospital Revenue Bonds (Children's Hospital
                                                    of Philadelphia Project), VRDN, Series A, 1.85% due 3/01/2027 (c)          1,200
====================================================================================================================================
Rhode Island--1.0%    BBB      Baa2        1,770    Rhode Island State Health and Educational Building Corporation,
                                                    Hospital Financing Revenue Bonds (Lifespan Obligation Group), 6.50%
                                                    due 8/15/2032                                                              1,726
====================================================================================================================================
South Carolina--1.2%  BBB+     Baa2        1,100    Medical University, South Carolina, Hospital Authority, Hospital
                                                    Facility Revenue Refunding Bonds, Series A, 6.50% due 8/15/2032            1,091
                      BBB-     NR*         1,000    South Carolina Jobs, EDA, Revenue Bonds (Myrtle Beach Convention
                                                    Center), Series A, 6.625% due 4/01/2036                                    1,006
====================================================================================================================================
Texas--6.3%           BBB-     Baa3        1,000    Austin, Texas, Convention Center Revenue Bonds (Convention
                                                    Enterprises Inc.), First Tier, Series A, 6.70% due 1/01/2028               1,011
                                                    Bell County, Texas, Health Facilities Development Corporation,
                                                    Hospital Revenue Bonds (Scott & White Memorial Hospital), VRDN (c):
                      A1+      VMIG1@      2,030      Series 2001-1, 1.85% due 8/15/2031                                       2,030
                      A1+      VMIG1@      1,300      Series 2001-2, 1.85% due 8/15/2031                                       1,300
                      A        A3          2,500    Brazos River, Texas, Harbor Navigation District, Brazoria County
                                                    Environmental Revenue Refunding Bonds (Dow Chemical Company Project),
                                                    AMT, Series A-7, 6.625% due 5/15/2033                                      2,599
                      A1+      NR*         1,000    Harris County, Texas, Health Facilities Development Corporation,
                                                    Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN, 1.85%
                                                    due 12/01/2025 (c)                                                         1,000
                      BBB+     Baa1        3,500    Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                                    Semiconductor), AMT, 6.375% due 4/01/2027                                  3,526
====================================================================================================================================
Utah--1.2%            NR*      NR*         2,240    Carbon County, Utah, Solid Waste Disposal Revenue Refunding Bonds
                                                    (Laidlaw Environmental), AMT, Series A, 7.45% due 7/01/2017                2,242
====================================================================================================================================
Virginia--5.9%        NR*      NR*         2,500    Dulles Town Center, Virginia, Community Development Authority, Special
                                                    Assessment Tax (Dulles Town Center Project), 6.25% due 3/01/2026           2,507
                      NR*      NR*         3,000    Pittsylvania County, Virginia, IDA, Revenue Refunding Bonds,
                                                    Exempt-Facility, AMT, Series A, 7.50% due 1/01/2014                        2,945
                                                    Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds:
                      NR*      Ba1         6,200      First Tier, Sub-Series C, 6.25%** due 8/15/2033                            276
                      NR*      Ba1         6,200      First Tier, Sub-Series C, 6.25%** due 8/15/2034                            250
                      BBB-     Baa3       32,600      Senior Series B, 5.875%** due 8/15/2025                                  4,732
====================================================================================================================================
Washington--1.3%      NR*      NR*         2,600    Port Seattle, Washington, Special Facilities Revenue Bonds
                                                    (Northwest Airlines Project), AMT, 7.25% due 4/01/2030                     2,359
====================================================================================================================================
                                                    Total Municipal Bonds (Cost--$184,814)--98.6%                            178,551
====================================================================================================================================
                                         Shares
                                          Held
====================================================================================================================================
Common Stocks--1.1%                      181,353    Horizon Natural Resources (d)(e)                                           1,995
====================================================================================================================================
                                                    Total Common Stocks (Cost--$1,995)--1.1%                                   1,995
====================================================================================================================================
                            Total Investments (Cost--$186,809)--99.7%                                                        180,546
                            Other Assets Less Liabilities--0.3%                                                                  547
                                                                                                                            --------
                            Net Assets--100.0%                                                                              $181,093
                                                                                                                            ========
====================================================================================================================================

(a)   AMBAC Insured.
(b) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2002.
(c) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2002.
(d)   Non-income producing security.
(e) Represents entitlement received from a bankruptcy exchange for Peninsula Ports, 6.90% due 5/22/2022.
 *    Not Rated.
** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
@     Highest short-term rating by Moody's Investors Service, Inc.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

Quality Profile (unaudited)

The quality ratings of securities in the Fund as of June 30, 2002 were as follows:

---------------------------------------------------------
                                               Percent of
S&P Rating/Moody's Rating                      Net Assets
---------------------------------------------------------
AAA/Aaa .........................................  1.2%
A/A .............................................  1.4
BBB/Baa ......................................... 16.0
BB/Ba ........................................... 14.6
B/B .............................................  7.5
CCC/Caa .........................................  1.3
NR(Not Rated) ................................... 51.0
Other+ ..........................................  5.6
---------------------------------------------------------

+     Temporary investments in short-term municipal securities.


                                     8 & 9

                                        Apex Municipal Fund, Inc., June 30, 2002

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                     As of June 30, 2002
====================================================================================================================================
Assets:              Investments, at value (identified cost--$186,809,125) ....................                       $ 180,546,123
                     Cash .....................................................................                              57,861
                     Receivables:
                       Interest ...............................................................      $   2,802,176
                       Securities sold ........................................................          1,208,188        4,010,364
                                                                                                     -------------
                     Prepaid expenses and other assets ........................................                              87,758
                                                                                                                      -------------
                     Total assets .............................................................                         184,702,106
                                                                                                                      -------------
====================================================================================================================================
Liabilities:         Payables:
                       Securities purchased ...................................................          3,397,207
                       Investment adviser .....................................................             90,113
                       Dividends to shareholders ..............................................             87,566        3,574,886
                                                                                                     -------------
                     Accrued expenses .........................................................                              34,084
                                                                                                                      -------------
                     Total liabilities ........................................................                           3,608,970
                                                                                                                      -------------
====================================================================================================================================
Net Assets:          Net assets ...............................................................                       $ 181,093,136
                                                                                                                      =============
====================================================================================================================================
Capital:             Common Stock, $.10 par value, 150,000,000 shares authorized;
                     19,596,732 shares issued and outstanding .................................                       $   1,959,673
                     Paid-in capital in excess of par .........................................                         208,769,503
                     Undistributed investment income--net .....................................      $   1,157,568
                     Accumulated realized capital losses on investments--net ..................        (24,530,606)
                     Unrealized depreciation on investments--net ..............................         (6,263,002)
                                                                                                     -------------
                     Total accumulated losses--net ............................................                         (29,636,040)
                                                                                                                      -------------
                     Total capital--Equivalent to $9.24 net asset value per share of
                     Common Stock (market price--$8.39) .......................................                       $ 181,093,136
                                                                                                                      =============
====================================================================================================================================

                     See Notes to Financial Statements.


STATEMENT OF OPERATIONS

                     For the Year Ended June 30, 2002
====================================================================================================================================
Investment           Interest .................................................................                        $ 12,871,186
Income:
====================================================================================================================================
Expenses:            Investment advisory fees .................................................       $  1,183,183
                     Professional fees ........................................................            110,384
                     Accounting services ......................................................             76,069
                     Transfer agent fees ......................................................             67,103
                     Printing and shareholder reports .........................................             40,377
                     Directors' fees and expenses .............................................             38,998
                     Listing fees .............................................................             28,293
                     Custodian fees ...........................................................             13,605
                     Pricing fees .............................................................             12,721
                     Other ....................................................................             21,824
                                                                                                      ------------
                     Total expenses ...........................................................                           1,592,557
                                                                                                                       ------------
                     Investment income--net ...................................................                          11,278,629
                                                                                                                       ------------
====================================================================================================================================
Realized &           Realized loss on investments--net ........................................                          (4,092,274)
Unrealized Loss on   Change in unrealized depreciation on investments--net ....................                            (225,283)
Investments--Net:                                                                                                      ------------
                     Total realized and unrealized loss on investments--net ...................                          (4,317,557)
                                                                                                                       ------------
                     Net Increase in Net Assets Resulting from Operations .....................                        $  6,961,072
                                                                                                                       ============
====================================================================================================================================

                     See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                              For the Year
                                                                                                             Ended June 30,
                                                                                                     -------------------------------
                         Increase (Decrease) in Net Assets:                                               2002             2001
====================================================================================================================================
Operations:          Investment income--net ...................................................      $  11,278,629    $  11,596,874
                     Realized loss on investments--net ........................................         (4,092,274)      (1,269,704)
                     Change in unrealized depreciation on investments--net ....................           (225,283)       3,734,670
                                                                                                     -------------    -------------
                     Net increase in net assets resulting from operations .....................          6,961,072       14,061,840
                                                                                                     -------------    -------------
====================================================================================================================================
Dividends to         Investment income--net ...................................................        (11,114,247)     (11,694,527)
Shareholders:                                                                                        -------------    -------------
                     Net decrease in net assets resulting from dividends to shareholders ......        (11,114,247)     (11,694,527)
                                                                                                     -------------    -------------
====================================================================================================================================
Net Assets:          Total increase (decrease) in net assets ..................................         (4,153,175)       2,367,313
                     Beginning of year ........................................................        185,246,311      182,878,998
                                                                                                     -------------    -------------
                     End of year* .............................................................      $ 181,093,136    $ 185,246,311
                                                                                                     =============    =============
====================================================================================================================================
                     * Undistributed investment income--net ...................................      $   1,157,568    $     953,493
                                                                                                     =============    =============
====================================================================================================================================

                     See Notes to Financial Statements.


                                    10 & 11

                                        Apex Municipal Fund, Inc., June 30, 2002

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios
                     have been derived from information
                     provided in the financial statements.                               For the Year Ended June 30,
                                                                           ---------------------------------------------------------
                     Increase (Decrease) in Net Asset Value:                 2002        2001        2000        1999        1998
====================================================================================================================================
Per Share            Net asset value, beginning of year ...............    $   9.45    $   9.33    $  10.37    $  10.60    $  10.25
Operating                                                                  --------    --------    --------    --------    --------
Performance:         Investment income--net ...........................         .58         .59         .66         .63         .64
                     Realized and unrealized gain (loss)
                     on investments--net ..............................        (.22)        .13       (1.03)       (.23)        .35
                                                                           --------    --------    --------    --------    --------
                     Total from investment operations .................         .36         .72        (.37)        .40         .99
                                                                           --------    --------    --------    --------    --------
                     Less dividends from investment income--net .......        (.57)       (.60)       (.67)       (.63)       (.64)
                                                                           --------    --------    --------    --------    --------
                     Net asset value, end of year .....................    $   9.24    $   9.45    $   9.33    $  10.37    $  10.60
                                                                           ========    ========    ========    ========    ========
                     Market price per share, end of year ..............    $   8.39    $   9.10    $ 8.9375    $  10.25    $  10.50
                                                                           ========    ========    ========    ========    ========
====================================================================================================================================
Total Investment     Based on market price per share ..................      (1.64%)      9.05%      (6.22%)      3.68%      12.42%
Return:*                                                                   ========    ========    ========    ========    ========
                     Based on net asset value per share ...............       4.31%       8.48%      (3.23%)      3.90%      10.03%
                                                                           ========    ========    ========    ========    ========
====================================================================================================================================
Ratios to Average    Expenses .........................................        .87%        .82%        .81%        .81%        .86%
Net Assets:                                                                ========    ========    ========    ========    ========
                     Investment income--net ...........................       6.19%       6.35%       6.71%       5.93%       6.08%
                                                                           ========    ========    ========    ========    ========
====================================================================================================================================
Supplemental         Net assets, end of year (in thousands) ...........    $181,093    $185,246    $182,879    $203,198    $207,460
Data:                                                                      ========    ========    ========    ========    ========
                     Portfolio turnover ...............................         25%         17%         20%         40%         34%
                                                                           ========    ========    ========    ========    ========
====================================================================================================================================

                * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

                     See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Apex Municipal Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol APX. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to


                                    12 & 13

                                        Apex Municipal Fund, Inc., June 30, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

As required, effective July 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $34,920 increase in cost of securities (which, in turn, results in a corresponding $34,920 increase in net unrealized depreciation and a corresponding $34,920 increase in undistributed net investment income), based on securities held by the Fund as of June 30, 2001.

The effect of this change for the year ended June 30, 2002 was to increase net investment income by $61,069, increase net unrealized depreciation by $87,598 and increase net realized capital losses by $8,391. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $2,776,491 have been reclassified between paid-in capital in excess of par and accumulated net realized capital losses, $80,487 has been reclassified between paid-in capital in excess of par and undistributed net investment income and $75,714 has been reclassified between undistributed net investment income and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .65% of the Fund's average weekly net assets.

For the year ended June 30, 2002, the Fund reimbursed FAM $10,143 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2002 were $45,049,177 and $52,053,383, respectively.

Net realized losses for the year ended June 30, 2002 and net unrealized losses as of June 30, 2002 were as follows:

--------------------------------------------------------------------------------
                                                     Realized        Unrealized
                                                      Losses           Losses
--------------------------------------------------------------------------------
Long-term investments ..........................    $(4,092,274)    $(6,263,002)
                                                    -----------     -----------
Total ..........................................    $(4,092,274)    $(6,263,002)
                                                    ===========     ===========
--------------------------------------------------------------------------------

As of June 30, 2002, net unrealized depreciation for Federal income tax purposes aggregated $6,175,404, of which $5,026,474 related to appreciated securities and $11,201,878 related to depreciated securities. The aggregate cost of investments at June 30, 2002 for Federal income tax purposes was $186,721,527.

4. Common Stock Transactions:

At June 30, 2002, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. Shares issued and outstanding during the years ended June 30, 2002 and June 30, 2001 remained constant.

5. Distributions to Shareholders:

On July 9, 2002, an ordinary income dividend of $.044277 was declared. The dividend was paid on July 30, 2002, to shareholders of record on June 18, 2002.

The tax character of distributions paid during the fiscal years ended June 30, 2002 and June 30, 2001 was as follows:

--------------------------------------------------------------------------------
                                                     6/30/2002       6/30/2001
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ............................    $11,114,247     $11,694,527
                                                    -----------     -----------
Total distributions ............................    $11,114,247     $11,694,527
                                                    ===========     ===========
--------------------------------------------------------------------------------

As of June 30, 2002, the components of accumulated losses on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed tax-exempt income--net ........................    $  1,736,391
Undistributed long-term capital gains--net ..................              --
                                                                 ------------
Total undistributed earnings--net ...........................       1,736,391
Capital loss carryforward ...................................     (21,453,358)*
Unrealized losses--net ......................................      (9,919,073)**
                                                                 ------------
Total accumulated losses--net ...............................    $(29,636,040)
                                                                 ============
--------------------------------------------------------------------------------

* On June 30, 2002, the Fund had a net capital loss carryforward of $21,453,358, of which $1,754,099 expires in 2003, $7,056,648 expires in
      2004, $1,311,769 expires in 2005, $938,156 expires in 2006, $2,975,000 expires in 2008, $5,341,699 expires in 2009 and $2,075,987 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains (losses) is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the interest accrued on securities in default, the amortized premium on securities in default and the deferral of post-October capital losses for tax purposes.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Apex Municipal Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Apex Municipal Fund, Inc. as of June 30, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 2002 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and the financial highlights present fairly, in all material respects, the financial position of Apex Municipal Fund, Inc. as of June 30, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
August 9, 2002


                                    14 & 15

                                        Apex Municipal Fund, Inc., June 30, 2002

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions declared monthly by Apex Municipal Fund, Inc. during its taxable year ended June 30, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

ABOUT INVERSE FLOATERS

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

OFFICERS AND DIRECTORS

                                                                                                         Number of
                                                                                                       Portfolios in      Other
                                                        Position(s)  Length                             Fund Complex  Directorships
                                                           Held      of Time  Principal Occupation(s)   Overseen by      Held by
Name                             Address & Age           with Fund   Served   During Past 5 Years         Director      Director
====================================================================================================================================
           Interested Director
====================================================================================================================================
Terry K. Glenn*          P.O. Box 9011                  President    1999 to  Chairman, Americas         117 Funds        None
                         Princeton, NJ 08543-9011       and          present  Region since 2001, and     169 Portfolios
                         Age: 61                        Director     and      Executive Vice
                                                                     1989 to  President since 1983
                                                                     present  of Fund Asset
                                                                              Management, L.P.
                                                                              ("FAM") and Merrill
                                                                              Lynch Investment
                                                                              Managers, L.P.
                                                                              ("MLIM"); President of
                                                                              Merrill Lynch Mutual
                                                                              Funds since 1999;
                                                                              President of FAM
                                                                              Distributors, Inc.
                                                                              ("FAMD") since 1986
                                                                              and Director thereof
                                                                              since 1991; Executive
                                                                              Vice President and
                                                                              Director of Princeton
                                                                              Services, Inc.
                                                                              ("Princeton Services")
                                                                              since 1993; President
                                                                              of Princeton
                                                                              Administrators, L.P.
                                                                              since 1988; Director
                                                                              of Financial Data
                                                                              Services, Inc. since
                                                                              1985.
                         ===========================================================================================================
                         * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the
                           Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive
                           Vice President of FAM and MLIM; President of FAMD; Executive Vice President of Princeton Services; and
                           President of Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President,
                           Mr. Glenn serves at the pleasure of the Board of Directors.
====================================================================================================================================
                                                                                                         Number of
                                                                                                       Portfolios in      Other
                                                        Position(s)  Length                             Fund Complex  Directorships
                                                           Held      of Time  Principal Occupation(s)   Overseen by      Held by
Name                             Address & Age           with Fund   Served*  During Past 5 Years         Director      Director
====================================================================================================================================
           Independent Directors
====================================================================================================================================
James H. Bodurtha        P.O. Box 9011                  Director     2002 to  Director and Executive     39 Funds       Berkshire
                         Princeton, NJ 08543-9011                    present  Vice President, The        59 Portfolio   Holding
                         Age: 58                                              China Business Group,                     Corporation
                                                                              Inc. since 1996.
====================================================================================================================================
Joe Grills               P.O. Box 9011                  Director     1994 to  Member of Committee on     42 Funds       Duke Man-
                         Princeton, NJ 08543-9011                    present  Investment of Employee     62 Portfolios  agement
                         Age: 67                                              Benefit Assets of the                     Company;
                                                                              Association for                           Kimco
                                                                              Financial Professional                    Realty;
                                                                              since 1986.                               Montpelier
                                                                                                                        Foundation
====================================================================================================================================


                                     16 & 17

                                        Apex Municipal Fund, Inc., June 30, 2002
OFFICERS AND DIRECTORS (concluded)

                                                                                                         Number of
                                                                                                       Portfolios in      Other
                                                        Position(s)  Length                             Fund Complex  Directorships
                                                           Held      of Time  Principal Occupation(s)   Overseen by      Held by
Name                             Address & Age           with Fund   Served*  During Past 5 Years         Director      Director
====================================================================================================================================
           Independent Directors (concluded)
====================================================================================================================================
Herbert I. London        P.O. Box 9011                  Director     2002 to  John M. Olin Professor    39 Funds       None
                         Princeton, NJ 08543-9011                    present  of Humanities, New        59 Portfolios
                         Age: 62                                              York University since
                                                                              1993.
====================================================================================================================================
Andre F. Perold          P.O. Box 9011                  Director     2002 to  George Gund Professor     39 Funds       None
                         Princeton, NJ 08543-9011                    present  of Finance and            59 Portfolios
                         Age: 49                                              Banking, Harvard
                                                                              Business School since
                                                                              2000; Finance Area chair
                                                                              since 1996.
====================================================================================================================================
Roberta Cooper Ramo      P.O. Box 9011                  Director     2002 to  Shareholder, Modrall,     39 Funds       None
                         Princeton, NJ 08543-9011                    present  Sperling, Roehl,          59 Portfolios
                         Age: 59                                              Harris & Sisk, P.A.
                                                                              since 1993.
====================================================================================================================================
Robert S. Salomon, Jr.   P.O. Box 9011                  Director     1996 to  Principal of STI          42 Funds       None
                         Princeton, NJ 08543-9011                    present  Management since 1994.    62 Portfolios
                         Age: 65
====================================================================================================================================
Melvin R. Seiden         P.O. Box 9011                  Director     1989 to  Director, Silbanc         42 Funds       None
                         Princeton, NJ 08543-9011                    present  Properties, Ltd. (real    62 Portfolios
                         Age: 71                                              estate, investment, and
                                                                              consulting) since 1987;
                                                                              Chairman and President
                                                                              of Seiden & de Cuevas,
                                                                              Inc. (private investment
                                                                              firm) from 1964 to 1987.
====================================================================================================================================
Stephen B. Swensrud      P.O. Box 9011                  Director     1989 to  Chairman, Fernwood        42 Funds       Interna-
                         Princeton, NJ 08543-9011                    present  Advisors since 1996.      62 Portfolios  tional
                         Age: 69                                                                                       Mobile
                                                                                                                       Communi-
                                                                                                                       cations, Inc.
                         ===========================================================================================================
                         * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until
                           December 31 of the year in which they turn 72.
====================================================================================================================================
                                                        Position(s)  Length
                                                           Held      of Time
Name                             Address & Age           with Fund   Served*       Principal Occupation(s) During Past 5 Years
====================================================================================================================================
           Fund Officers
====================================================================================================================================
Donald C. Burke          P.O. Box 9011                  Vice         1993 to  First Vice President of FAM and MLIM since 1997 and
                         Princeton, NJ 08543-9011       President    present  Treasurer thereof since 1999; Senior Vice President
                         Age: 42                        and          and      and Treasurer of Princeton Services since 1999; Vice
                                                        Treasurer    1999 to  President of FAMD since 1999; Vice President of FAM present  and MLIM from 1990 to 1997; Director of Taxation of
                                                                              MLIM since 1990.
====================================================================================================================================
Kenneth A. Jacob         P.O. Box 9011                  Senior       2001 to  First Vice President of MLIM since 1997 and Vice
                         Princeton, NJ 08543-9011       Vice         present  President thereof from 1984 to 1997; Vice President of
                         Age: 50                        President             FAM since 1984.
====================================================================================================================================
John M. Loffredo         P.O. Box 9011                  Senior       2002 to  Managing Director of MLIM since 2000; First Vice
                         Princeton, NJ 08543-9011       Vice         present  President of MLIM from 1997 to 2000; Vice President of
                         Age: 38                        President             MLIM from 1991 to 1997; Portfolio Manager of FAM and
                                                                              MLIM since 1997.
====================================================================================================================================
Theodore R. Jaeckel Jr.  P.O. Box 9011                  Vice         1997 to  Director (Municipal Tax-Exempt Fund Management) of
                         Princeton, NJ 08543-9011       President    present  MLIM since 1997; Vice President of MLIM from 1991 to
                         Age: 42                        and                   1997.
                                                        Portfolio
                                                        Manager
====================================================================================================================================
Stephen M. Benham        P.O. Box 9011                  Secretary    2002 to  Vice President of FAM and certain of its affiliates
                         Princeton, NJ 08543-9011                    present  since 2000; Associate, Kirkpatrick & Lockhart LLP from
                         Age: 42                                              1997 to 2000.
                         ===========================================================================================================
                         *     Officers of the Fund serve at the pleasure of the Board of Directors.

                         Custodian & Transfer Agent         NYSE Symbol

                         The Bank of New York               APX
                         100 Church Street
                         New York, NY 10286


                                    18 & 19

[LOGO] Merrill Lynch  Investment Managers
                                                               [GRAPHIC OMITTED]

Apex Municipal Fund, Inc. seeks to provide shareholders with high current income exempt from Federal income taxes by investing primarily in a portfolio of medium-to-lower grade or unrated municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of Apex Municipal Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Apex Municipal Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

--------------------------------------------------------------------------------
[RECYCLE LOGO] Printed on post-consumer recycled paper              #10955--6/02